RESEARCH AND DEVELOPMENT TAX CREDIT RECEIVABLES (Tables)	6 Months Ended
Jun. 30, 2021
Research And Development Tax Credit Receivables
SCHEDULE OF RESEARCH AND DEVELOPMENT TAX CREDITS RECEIVABLE

	June 30, 2021	December 31, 2020
UK research and development tax credits	$6,723	$4,315
Irish research and development tax credits	485	453
Translation differences	(12)	273
Total	7,196	5,041
Less: current portion	(6,948)	(4,799)
Research and development tax credits receivable, net	$248	$242